NICHE PHARMACEUTICALS, INC.
                   1996 Non-Senior Executive Stock Option Plan

                1.  Purpose of the Plan.  The Niche Pharmaceuticals, Inc.
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1996 Non-Senior  Executive Stock Option Plan (the "Plan") is intended to advance the interests of Niche Pharmaceuticals Inc. (the "Company") by inducing individuals, or entities which are included in the definition of "employee" for purposes of a Form S-8 registration statement filed under the Securities Act of 1933, as amended, of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging
eligible  employees,   non-employee  directors,   consultants  and  advisors  to
contribute to the progress and success of the Company, to closely align the interests of such eligible optionees with the interests of the stockholders of the Company by linking benefits to performance, to retain the services of such employees, non-employee directors, consultants and advisors, and to attract new employees, non-employee directors, consultants and advisors.

                  2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") chosen by the Board of Directors.


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Except as herein specifically  provided,  the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

                  3. Shares Subject to the Plan. The stock subject to Options granted under the Plan shall be shares of the Company's common stock, par value $.01 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate one hundred fifty thousand (150,000) shares, subject to adjustment in accordance with the provisions of Section 12 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable

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in whole or in part,  the  unpurchased  shares  subject  thereto  shall again be available for Options under the Plan.

                  4. Participation. The class of individuals that shall be eligible to receive Options under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees (including officers) of either the Company or any subsidiary corporation of the Company, other than Ineligible Persons (as hereinafter defined), and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof, all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company, other than Ineligible Persons; provided, however, that Nonstatutory Stock Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. Notwithstanding the foregoing, persons (the "Ineligible Persons") that are eligible to receive options under the Company's 1996 Senior Executive Stock Option Plan are not eligible to receive Options under this Plan. The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan,

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shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

                  5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, and the option price per share thereof.

                  6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan, which Options are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by

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Section  422 of the  Code(referred to herein as an "Incentive Stock Option"):

                         (a)  No Incentive Stock Option shall be granted to
individuals other than employees of the Company or of a subsidiary corporation of the Company.

                         (b)  Each Incentive Stock Option under the Plan must
be granted prior to December 10, 2006, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

                         (c)  The option price of the shares subject to any
Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

                         (d)  No Incentive Stock Option granted under the Plan
shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who

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owns,  at the time the  Incentive  Stock Option is granted,  more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 10 hereof.

                         (e)  For purposes of determining stock ownership
under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

                         (f)  For purposes of the Plan, fair market value
shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or traded on the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange, or on the Over-the-Counter market as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) system or if the Common Stock is not listed on NASDAQ, then by the National Quotation Bureau, Incorporated, as the case may be, on the day immediately preceding

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the day on which the Option is granted,  or, if there is no trading or bid price on that day, the closing selling price, closing bid price or high bid price on the most recent day which precedes that day and for which such prices are available.

                  7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet those requirements shall be subject to the following terms and conditions:

                         (a)  A Nonstatutory Stock Option may be granted to
any individual or entity eligible to receive an Option under the Plan pursuant to Section 4(b) hereof.

                         (b)  The option price of the shares subject to a
Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

                         (c)  A Nonstatutory Stock Option granted under the
Plan may be of such duration as shall be determined by the Board of

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Directors or the Committee (subject to earlier termination as expressly provided in Section 10 hereof).

                  8. Rights of Option Holders. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

                  9. Transferability. No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by Will or the laws of descent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

                  10.    Termination of Employment or Death.

                         (a)  Subject to the terms of the Stock Option
Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (b) and (c) of

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this Section 10, if such  employment or services  shall  terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this
Section 10. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment or services.

                         (b)  Subject to the terms of the Stock Option
Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for, or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the

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termination of his employment or services other than voluntarily by the employee or non-employee Director, consultant or advisor, or for cause, then such Option may, subject to the provisions of subsection (d) of this Section 10, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor at any time within one (1) year after such death.

                         (c)  Subject to the terms of the Stock Option
Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 10, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

                         (d)  An Option may not be exercised pursuant to this
Section 10 except to the extent that the holder was entitled to

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exercise the Option at the time of  termination  of  employment,  termination of
Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

                         (e)  For purposes of this Section 10, the employment
relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

                  11.    Exercise of Options.

                         (a)  Unless otherwise provided in the Stock Option
Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or

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advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and
(ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

                         (b)  An Option granted under the Plan shall be

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exercised by the delivery by the holder  thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise, or by the holder's delivery of any combination of the foregoing (i) and (ii). In addition, with respect to a Nonstatutory Stock Option issued under the Plan, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares, pay promptly any amount necessary to satisfy applicable Federal, state or local tax withholding require-ments (the "Withholding Tax"). Alternatively, the holder and the Company can agree prior to the delivery to the holder of a certificate representing such shares, that the Company may withhold such number of shares issuable upon the exercise of the Nonstatutory Stock Option having a fair market value as deter-mined as of the date of exercise equal to the amount necessary to satisfy the Withholding Tax.

                  12.    Adjustment Upon Change in Capitalization.

                         (a)  In the event that the outstanding Common Stock
is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exerciseability referred to in Section 11(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company

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shall be  reorganized,  consolidated,  or merged with another  corporation,  the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

                         (b)  Any adjustment in the number of shares shall
apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

                  13.    Further Conditions of Exercise.

                         (a)  Unless prior to the exercise of the Option the
issuance of the shares issuable upon such exercise has been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as

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amended,  the  notice  of  exercise  shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

                         (b)  The Company shall not be obligated to deliver
any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

                  14. Effectiveness of the Plan. The Plan was adopted by the Board of Directors on December 11, 1996. The Plan shall be subject to approval on or before December 10, 1997, which is within one (1) year of adoption of the Plan by the Board of Directors, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, present in person or by proxy when such approval is

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sought.  In the event such  stockholder  approval is withheld or  otherwise  not received on or before the latter date, the Plan and, subject to the terms of the Stock Option Agreement, all Incentive Stock Options that may have been granted hereunder shall become null and void.

                  15.    Termination, Modification and Amendment.

                         (a)  The Plan (but not Options previously granted
under the Plan) shall terminate on December 10, 2006, which is within ten (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

                         (b)  The Plan may from time to time be terminated,
modified, or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, present in person or by proxy when such action is sought.

                         (c)  The Board of Directors may at any time, on or
before the termination date referred to in Section 15(a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the


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outstanding shares of capital  stock of the  Company  entitled to vote  thereon, present in person or by proxy when such approval is sought, increase (except as otherwise provided by Section 12 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive
Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

                         (d)  No termination, modification, or amendment of
the Plan may, without the consent of the individual or entity to whom any Option shall have been granted, adversely affect the rights conferred by such Option.
                  16. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

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                  17.    Use of Proceeds.  The proceeds from the sale of shares
pursuant to Options granted under the Plan shall constitute general funds of the Company.

                  18. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

                  19.    Definitions.  For purposes of the Plan, the terms

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"parent  corporation" and "subsidiary  corporation"  shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

                  20. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware.



K:\WPDOC\CORP\NICHE\STKOPT\NONSREXE.96

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